EXHIBIT 99.2

Investor Presentation

(Based upon Third Quarter 2004 results)

October 18, 2004

www.j2global.com

  Future operating results

  Subscriber growth and retention

  Earnings growth and expectations

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “2004 Financial Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of October 18, 2004 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of October 18, 2004 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations

Enactment of burdensome telecommunications or Internet regulations

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Limitations on the usability of our federal and state net operating loss carry-forwards

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security

Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/15/04 and the other reports filed by us from time to time with the SEC

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global deploys the power of the
Internet to deliver business critical
communication and messaging services to
individuals and corporations throughout
the world.

j2 Global

j2 jConnect™

jfax

eVoice™

eFax™

onebox

eFax™ Corporate

Consensus

THE ELECTRIC MAIL COMPANY

M4 INTERNET

jBlast™ POWERED BY j2

PaperMasterPro

All brands names and logos are trademarks of

j2 Global Communications, Inc. in the U.S. and/or internationally.

Unique Assets

7.6 million subscribed telephone numbers (DIDs)

Global advanced messaging network

1,400+ cities in 20 countries on 5 continents

11.3MM+ unique DIDs worldwide in inventory

Patented technology

More than 17 issued U.S. and foreign patents and numerous patents pending

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong financial position

30 consecutive quarters of revenues growth

11 consecutive quarters of positive and growing Earnings

47% year-over-year Revenues growth

65% year-over-year Pre-Tax Earnings growth

$83.9MM of cash & investments to fund growth

Nominal amount of debt

Subscriber Profile

Vertical Markets

Financial institutions

Real estate

Law firms & corporate legal departments

Medical

Government

Hospitality

Remote workers & “road warriors”

Value Proposition

Digitization (paper reduction)

Security

Privacy

Efficiency

Cost

Infrastructure replacement

Subscriber Acquisition

Individuals

Targeted Web marketing

     (e.g. AOL, Hotmail, Yahoo!, Google, Lycos, United Online, etc.)

Sold through: www.eFax.com and www.j2.com

Use  of  proprietary Life  Cycle  Management     (i.e.   Free     Paid  conversions)

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses

Sold through: www.eFaxCorporate.com , supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced e-mail, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Paid Subscription Drivers

Five drivers for Paid subscription additions:

Subscribers coming directly to the Company’s Websites

Brand awareness

Search engine discovery

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SME sales

Hybrid Website and human interaction (i.e. Telesales)

Direct enterprise sales

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing

CPA deals

j2 Global

8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0

	Q3 '03	Q4 '03	Q1 '04	Q2 '04	Q3 '04
PAID DIDs	380,230	400,245	434,616	469,328	515,162
Cancel Rate *	2.8%	3.3%	2.9%	2.4%	2.6%
FREE DIDs	5,146,838	5,150,388	5,843,167	6,873,083	7,106,249
% of Total Rev.	92.5%	93.9%	94.4%	93.1%	93.6%

j2 Global Communications, Inc.

Active Telephone Numbers (DIDs) & ARPU

$15.36

$15.73

$16.68

$0.05

$0.05

$0.05

* Defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service.  Calculated monthly and expressed here as an average over the three months of the quarter.

$17.22

$0.04

$16.95

$0.04

Total Revenues

Core Total Revenues focus      DID based revenues

Q3

Q4

Q1

Q2

Q3

DID based  ($M)

17,478

19,216

21,664

24,057

25,994

% of Total Revenues

92.5%

93.9%

94.4%

93.1%

93.6%

% Growth

10.4%

9.9%

12.7%

11.0%

8.1%

TTM Growth

53.5%

53.6%

52.5%

51.2%

Non-DID based  ($M)

1,424

1,257

1,278

1,774

1,777

% of Total Revenues

7.5%

6.1%

5.6%

6.9%

6.4%

% Growth

18.5%

-11.7%

1.7%

38.8%

0.2%

TTM Growth

3.9%

8.7%

21.2%

21.0%

2003

2004

j2 Global

j2 Global Network
Asia/Pacific
The Americas
Europe

j2 Global Communications, Inc.

Global Network Presence

  1,400+ cities in 20 countries on 5 continents

  Continuing to expand into new international locations

137 million total US employees

j2 Global has 7.6 million U.S. subscribers

Source:  US Census Bureau (2003), www.internetstats.com (2004 estimate) and j2 Global

Current population of j2 Global-served
countries:  703 million

Representing 226 million Internet users

j2 Global has 490,000 international
subscribers

j2 Global

eFax PaperMaster Pro | eVoice | The Electric Mail Company | onebox j2 jConnect

j2 Global Communications, Inc.

Exchange is a registered Trademark of the Microsoft Corporation

IP

Fax

Permission-based

   Email marketing

Outsourced Email

Spam control

Virus filtering

Message storage

Hosted ExchangeTM

Email

Services

Document

Management

Currently offered

Future opportunities

ProtoFax®

Messenger 3.0

HotSend®

PaperMaster ProTM

Integrated Email,
voicemail & fax services

Find me/Follow me

Wireless messaging and

    notification

Unified

Messaging

& Comm.

Services

Inbound VM to Email

Voicemail management

Telephone access

Conference Calling

Enhanced voicemail

Call screening

Call forwarding

Voicemail interrupt

Collaboration

Voice

Services

Inbound Fax to Email

Outbound Fax via Email

Fax broadcasting

Secure fax

OCR

PDF delivery

Fax storage/archive

Smart Caller ID

New notification methods

Product Roadmap

Financial Highlights

$28.0
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04

j2 Global Communications, Inc.

Historical Revenue & Operating Income Growth

30 consecutive quarters of revenue growth

11 consecutive quarter of earnings growth

Quarterly Revenues

Q3

Q4

Q1

Q2

Q3

Subscriber

$17,806

$19,517

$22,062

$25,063

$26,985

9.2%

9.6%

13.0%

13.6%

7.7%

Advertising

681

806

761

647

668

11.9%

18.4%

-5.6%

-15.0%

3.2%

Licensing and Other

416

151

119

121

118

Total Revenues

$18,903

$20,474

$22,942

$25,831

$27,771

11.0%

8.3%

12.1%

12.6%

7.5%

2004

    Quarter-to-Quarter Growth

    Quarter-to-Quarter Growth

2003

    Quarter-to-Quarter Growth

Subscriber Revenues

Core Subscriber Revenues focus      Fixed revenues

Q3

Q4

Q1

Q2

Q3

Fixed  ($M)

12,121

13,976

16,021

17,750

19,122

% of Subs. Revenues

68.1%

71.6%

72.6%

70.8%

70.9%

% Growth

8.4%

15.3%

14.6%

10.8%

7.7%

TTM Growth

54.4%

56.3%

57.2%

58.0%

Variable  ($M)

5,685

5,542

6,041

7,314

7,863

% of Subs. Revenues

31.9%

28.4%

27.4%

29.2%

29.1%

% Growth

10.8%

-2.5%

9.0%

21.1%

7.5%

TTM Growth

52.2%

46.4%

42.9%

39.3%

2003

2004

j2 Global

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
80.9%
81.5%
82.6%
84.1%
84.3%
84.3%
Gross Margin
36.1%
39.2%
41.4%
43.5%
42.6%
43.0%
Operating Margin
G&A
19.2%
Sales & Marketing
17.0%
Engineering
5.1%
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04

j2 Global Communications, Inc.

Cost Trends

$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Net Earnings
Free Cash Flow

j2 Global Communications, Inc.

Earnings & Free Cash Flow

(1) Excludes benefit of $9.5 million to record the reversal of certain valuation allowances of our deferred tax assets.

(2) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(3) Beginning in Q1 2004, the Company began accruing tax expense at the rate of approximately 35% vs. an approximate 5% accrual rate for fiscal year 2003.

(in millions)

Q1 '03

Q2 '03

Q3 '03

Q4 '03

Q1 '04

Q2 '04

Q3 '04

Net cash provided by operating activities

$5.308

$8.542

$8.623

$10.375

$10.252

$13.044

$13.240

Purchases of property & equipment

(0.300)

(1.414)

(0.947)

(0.906)

(0.319)

(1.442)

(1.337)

Free Cash Flow

$5.008

$7.128

$7.676

$9.469

$9.933

$11.602

$11.903

(3)

(1)

(2)

2004 Financial Guidance

(1) Assumes an approximate 35% annual tax rate and diluted shares of 25,821,706 as of October 14, 2004

$1.20

$0.34

Net Earnings per Fully-Diluted Share (1)

$1.85

$0.52

Earnings Before Taxes per Fully-
Diluted Share

$106

$29.5

Revenues (millions)

Year-End

2004

Q4

2004

2005 Financial Guidance

                                                                      Growth over Fiscal Year 2004

Revenues

             Approx. 40%

Net Earnings*

                         Approx. 30% to 35%

* Does not reflect the potential impact of the Company being required to expense stock-based compensation in its net earnings, other than in accordance with existing accounting standards.

This guidance is a reflection of the Company’s intention
to make significant investments in:

Expansion of its international customer base

Development and marketing of new service offerings

Growth of its advertising-supported “free” base of
customers

Recent Events

Launched localized Spanish, German and French versions
of eFax (language, currency & marketing)

Acquired Onebox® unified messaging business and related
assets from Call Sciences

Launched j2 Global’s first major credit card marketing
partnership with Advanta Corporation, a leading issuer of
business credit cards to small businesses

®